UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 28, 2005

                        Commission File Number 000-33215

                                EMPS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            NEVADA                                        87-0617371
--------------------------------               -------------------------------
(State or other jurisdiction of                (I.R.S. Employer Identification
 incorporation or organization)                             Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              -----------------------------------------------------
                    (Address of principal executive offices)

                                     84109
                                  -----------
                                   (Zip Code)

                                 (801) 746-3700
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

         The Company has made the following sales of its unregistered common stock for cash:

Date of Sale         Number of Shares   Price per Share  Exemption Relied Upon
------------------- ------------------ ----------------- -----------------------
January 26, 2005              150,000             $3.00  Regulation S
------------------- ------------------ ----------------- -----------------------
January 28, 2005            1,668,300             $3.00  Regulation S and
                                                         Regulation D
------------------- ------------------ ----------------- -----------------------
January 31, 2005            1,612,200             $3.00  Regulation S and
                                                         Regulation D
------------------- ------------------ ----------------- -----------------------

         Total proceeds from these sales is $10,291,500. From the total proceeds, the Company will compensate a placement agent a cash fee totaling 5% of the total proceeds raised, or $514,575 on the amount sold to date. Upon closing of the offering, the Company will also issue to the placement agent warrants to purchase restricted common stock of the Company equal to 10% of the total shares sold or 343,050 shares, based on the number of shares sold to date. The exercise price of the warrants is $3.00 per share. The warrants will be exercisable following the closing of the offering and will expire eighteen months from the date they are granted. The placement agent is not an officer, director or greater than 10% shareholder of the Company. None of the fees to be paid or warrants to be granted to the placement agent will either directly or indirectly be paid to any officer, director or greater than 10% shareholder of the Company.

         As set forth above, the shares were issued without registration under the Securities Act of 1933 in reliance upon exemptions from registration pursuant to Rule 506 of Regulation D and Regulations S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

         Sales Pursuant to Rule 506 of Regulation D

         No general solicitation or general advertising was made in connection with the sales of these shares. All persons purchasing shares were provided with a private placement memorandum containing all of the information specified in paragraph (b)(2) of Rule 502. The Company believes that all purchasers are purchasing for their own accounts and not with a view to distribution. The shares were sold to fewer than 35 non-accredited investors, and all shares issued in connection with the sales will be restricted stock, as defined in Rule 144(a)(3).

         Sales Pursuant to Regulation S

         All offers and sales were made to non U.S. persons in offshore transactions. No directed selling efforts were made in the United State by the issuer, placement agent or any person acting on their behalf. The shares sold are subject to the offering restrictions set forth in Rule 903(b)(3), including a one-year distribution compliance period.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMPS Corporation



Date: February 1, 2005                     By: /s/ Marat Cherdabayev
                                              ----------------------------------
                                              Marat Cherdabayev, Vice President

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